                                                                   EXHIBIT 10.17

No. OTO810.1            The Industrial Estate Authority of Thailand
                    618 Nikhom Makkasan Road, Bangkok, 10400

Re: Land use within the Laem Chabang Industrial Estate

To: The Board of Directors, IMS International Manufacturing Services (Thailand),
    Ltd.

Enc.: 1. Certificate of Permission to Use Land for Industrial Purposes, user ID no. NCh __________, certificate no. ___________, issued November 1, 1996.

        2. Standard Factory Lease Agreement, no. __________-NCh, issued November 1, 1996.

    Seeing as a Standard Factory Lease Agreement has been signed on November 1, 1996.

    The Industrial Estate Authority of Thailand has sent this Certificate of Permission to Use Land for Industrial Purposes, Standard Factory Lease Agreement, and other announcements and orders relevant to the conduct of affairs in the Industrial Estate, in order to be kept as evidence, and for future use.

    In this matter, the Industrial Estate Authority of Thailand wishes to inform that the construction of buildings and the carrying out of industrial activities within the Industrial Estate should be conducted according to the laws governing factories, the laws governing buildings, the laws governing urban planning, and the laws governing the Industrial Estate Authority of Thailand. However, this agreement represents the lawful authority and responsibilities of the Director, or the individual acting on the authority of the Director. If you have any questions regarding this matter, please contact directly the Permits Division, rights and Use Section, the Industrial Estate Authority of Thailand, Makkasan Road, Ratchathewi District, Bangkok, or contact the office of the Laem Chabang Industrial Estate.

    This matter is presented for your information.

                                       Respectfully,


                                       [signed]
                                       Mr. Thanya Hanphol
                                       Under Director General (Business
                                       Affairs), acting in stead of [illegible] the Industrial Estate Authority of Thailand

Rights and Use Section
Permits Division
Tel:  253-0561, ext. 402
Fax:  253-4086


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                                                                          Page 4


                                                                     Form GNO 02

          Certificate of Permission to Use Land for Industrial Purposes District Industry for Export Industrial Estate: Laem Chabang

                            User No. NCh. __________
                                 No. __________

    The Industrial Estate Authority of Thailand, by the power vested in it by the Royal Edict regarding Industrial Estates, Year 19[illegible], gives permission to

           IMS International Manufacturing Services (Thailand), Ltd.,

registered as a limited partnership, registration no. 65/2538, on November 1, 1996, with an office at 719 Sii Phraya Road, Bang Rak Subdistrict, Bang Rak District, Bangkok, to use land for the following activities: the manufacture of electronic items in factory type 72, in the district Industry for Export Industrial Estate: Laem Chabang,

Land and Building Plan: Standard Factory plan 17/3 Area: 2.5 rai, with the following stipulations:

1. Must operate according to Standard Factory Lease Agreement no. __________-NCh, issued on November 1, 1996.
2. Those who use land for industrial purposes within the Industry for Export district must produce for export in accordance with the regulations pertaining to standards, methods, and stipulations as announced by the Industrial Estate Authority of Thailand.

                                       Issued November 1, 1996

                                       Signed: [illegible]

                                       [illegible]

Translator's note: Each page of this agreement is signed (illegibly) and sealed by International Manufacturing Services (Thailand), Ltd.

                                                   Agreement No. __________-NCh.

                        Standard Factory Lease Agreement

    This agreement is made at the Industrial Estate Authority of Thailand, 616 Makkasan Road, Makkasan Subdistrict, Ratchathewi District, Bangkok, on November 1, 1996, between the Industrial Estate Authority of Thailand in the person of Mr. Thanya Hanphol, Under Director General (Business Affairs), acting on the authority of the Director General of the Industrial Estate Authority of Thailand, hereinafter called the "Lessor," and IMS International Manufacturing Services (Thailand), Ltd, in the persons of Mr. Quek Neo Kia and Mr. Phichai Duangthaweesap, individuals with the authority to act in legal stead of IMS International Manufacturing Services (Thailand), Ltd., which was incorporated at the Office of Corporate Registration, Bangkok, Registration No. 65/2538, on March 9, 1995, with an office at 719 Sii Phraya Road, Bang Rak Subdistrict, Bang Rak District, Bangkok, hereinafter known as the "lessee." Both parties agree to enter into an agreement as follows:

    1. The lessor agrees to give to lease, and the lessee agrees to lease, a Standard Factory No. 17/3 in the Laem Chabang Industrial Estate, which factory has an area of 1,500 square meters, as per the plan which is attached to this agreement and held to be a part of this agreement. Furthermore, the lessor agrees to provide utilities for the production of electronic items. This lease has a term of 18 months, beginning on November 1, 1996 and continuing until April 3, 1998.

    2. The lessee must pay lease fees to the lessor on a monthly basis in the amount of 300,000 baht (three hundred thousand baht even), as well as pay a utilities fee according to the rates and standards as announced by the Industrial Estate Authority.

    3. The lessee has paid to the lessor, on the date of this agreement, the following:

        (1) A payment of 600,000 baht (six hundred thousand baht even) to the lessor as a deposit against any loss or damages which may occur to the leased property, or to the lessor. In the event that the lessee is in debt to the lessor in any amount the lessee agrees to allow the lessor to deduct this amount from the deposit. In the event of loss or damage in excess of the amount of the deposit, the lessee must pay the entire difference to the lessor.

        (2) A payment of 327,844 baht (three hundred twenty seven thousand, eight hundred forty four baht) as lease fee.

        (3) A payment of __________ baht (_____________ baht even) as utilities fee from __________, 1996 to __________, 1998.

    With respect to the lease and utilities fees for following months, the lessee agrees to pay one month in advance, by the 5th day of each month, at the office of the lessor, on government working days and during government working hours. In the event that the lessee is one month behind in payments of lease or utilities fees, the lessor has the right to terminate the agreement immediately.

    In the event that the lessee pays the lease or utilities fees more tardy than established in Point 3, Section 2, the lessee agrees to allow the lessor to fine the lessee at the rate of 1.5 percent of the outstanding lease or utilities fees per month, until the lessee has paid the lease or utilities fees in full.

    The parties to this agreement agree that, in the event that the lessor wishes to change the location at which the lease or utilities fees are to be paid, the lessor is allowed to do so by announcing such intentions to the lessee in writing.

    4. The lessee agrees that the lessor will not be held responsible for any loss or damages which result to the property of the lessee within the factory, the car garage, or the grounds of the leased factory.

    5. The lessee must use the leased factory only for the production of electronic items. The lessee cannot use the facilities for any other activities except the production of electronic items, and no activities are to be conducted which are in violation of the law, or constitute a disturbance of the peace, or violate the ethics of the populace, nor for any action which is noisy to the extent of constituting an annoyance to the neighbors.

    6. The lessee must not use, or allow others to use, the leased factory as a place to post bills or advertisements, except in the event that written permission has been received from the lessor in advance.

    7. The lessee agrees to pay the lessor for any and all loss and damages incurred by the lessee, or the lessee's employees, representatives, or other staff, or a person who enters [illegible], regardless of the circumstances.

    8. The lessee must maintain the condition of the leased factory-for example, take care that the lessee's own property is not in less than its original condition. In the event that any item is not in good condition, or is damaged in any way, the lessee must arrange for the immediate repair and restoration of that item to its original condition, with the lessee bearing sole responsibility for any expenses incurred, except in the event that such poor condition or damage arises from normal use.

    In the event that the lessee does not carry out the repair as per the first part, the lessor makes it known [illegible] that the lessor has the right to arrange for such repairs while holding the lessee responsible for any and all expenses.

    9. In every instance of repair or alteration, or the addition of anything to the leased factory, the lessee must receive the approval of the lessor in writing. After such approval has been obtained, the repair, alteration, or addition to the factory must be conducted only according to the permission granted by the lessor, and must be carried out in compliance with the law.

    That which is repaired, altered, or added, including any materials or other items which are brought into the leased factory, immediately become the property of the lessor, except in the event that the item which is repaired, altered, or added, when it is removed, will not cause any loss or damage to the leased property. The lessor agrees to allow the lessee to remove these items when the lease agreement has ceased for whatever reason. The lessee is not allowed to collect any costs of loss or damages, removal fees, or moving expenses from the lessor.

    10. The lessee must allow the lessor, the lessor's representative, or the lessor's authorized employee to enter and examine the leased factory at times and intervals as appropriate.

    11. The lessee will not allow others who have no connection to the lessee's work to use the leased factory, except in the event that the lessor has granted written permission in advance.

    12. The lessee will clean the leased factory daily and not allow it to remain in a dirty or odoriferous condition, nor use it to store materials or flammable or illegal items, nor do anything which is risky, frightening, or dangerous to property or to nearby individuals.

    13. The Lessee must pay factory and land taxes, local use taxes, customs duties, fees, and other monies which the government, governmental agency, or local agency collects, for the life of this agreement.

    14. With the exception of an electric kettle or water pot, the lessee must not under any circumstances cook or prepare food in the leased factory.

    15. The lessee must insure the leased factory against disaster according to the stipulations of, and in the amount determined by, the lessor's insurer in writing. Such insurance must be held for the duration of this agreement, with the lessee being responsible for the insurance expenses and the lessor being named as the beneficiary according to the Department of Insurance regulations.

    The lessor must take out such insurance and inform the Department of Insurance, to further inform the lessor, within 45 days, counting from the date that the agreement was signed.

    16. The lessor agrees to allow the lessee to take out any insurance on the lessee's own property which is within the vicinity of the leased factory. However, the lessee cannot insure in excess of the dollar amount, or the value of the property, which has been insured against disaster, and the lessee must inform the lessor in writing before each instance of taking out insurance.

    17. In the event of fire or other disaster in the leased factory, the lessor and lessee agree to allow termination of the agreement, except in the event that the lessor agrees in writing to allow the lessor [sic] to maintain the right to continue to use the factory according to the agreement, Point 1.

    18. If it appears after the fact that the information provided by the lessee to the representative of the lessor in the lease request, or the information which the lessee filled out in lease request form, is false, the lessor has the right to immediately terminate the agreement.

    19. In the event that the lessee behaves in a manner which goes against any point of the agreement, the lessor has the right to terminate the agreement immediately, and has the right to sue the lessee for full damages.

    20. When the term of the lease has expired as noted in Point 1, or in the event that the lease agreement is terminated for any reason whatsoever, the lessee must remove the property and personnel from the leased factory, and return the leased factory to the lessor in good condition within 15 days, counting from the day that the lease agreement expired according to Point 1, or the day that the lease agreement was terminated, and may not request any moving expenses, nor any costs of loss or damages, from the lessor.

    21. In the event that the lessee does not behave according to Point 19, the lessee agrees to allow the lessor to impose a daily fine in the amount of 10,000 baht (ten thousand baht even) per day, until the lessee has completed every requirement in compliance with the agreement.

    22. When the lease agreement is terminated for any reason whatsoever, the lessee agrees to allow the lessor or the lessor's representative to immediately enter, take possession of, and lock up the leased factory, or do any other thing in order that the lessee or the lessee's personnel cannot use or enter the leased factory.

    23. In the event that the lessee leases the factory until the expiration of the agreement while behaving in accordance with the stipulations of the agreement in every way, or the lease agreement is terminated for other reasons and the lessee has returned the leased factory to the lessor without any loss or damages, and the lessor has received possession of the leased factory, [illegible], the lessee will not owe any future lease fees to the lessor according to the agreement, Point 3(1).

    24. When the lessor has made any announcement, or an announcement of the termination of the lease agreement, in writing to the lessee at the lessee's address as specified in this agreement, or at the leased facility, or has posted a notice in an easily viewed location at the leased facility, it will be held that the lessee has received that announcement.

    25. The receipt of lease and/or utilities fees after the expiration of the lease period according to Point 1, or after the announcement of the termination of the lease agreement, will be held to constitute a portion of the costs of damages that the lessee agrees to pay to the lessor, and not as a sign of intent to allow continued lease.

    This agreement has been prepared in two identical copies. Both parties to the agreement have read and understood the information contained in all points of the agreement, and have affixed their signatures and seals (if any) herein in the presence of a witness, and each have received a copy for safekeeping.

                                       Signed [signed]         Lessor
                                            Mr. Thanya Hanphol
                                       Under Director General (Business
                                       Affairs), acting on the authority of the Director General of the Industrial Estate Authority of Thailand

                                       Signed  [signed]        Lessee
                                            Mr. Quek Neo Kia
                                            Committee Member

                                       Signed  [signed]        Lessee
                                            Mr. Phichai Duangthaweesap
                                            Committee Member

                                       Signed  [signed]        Witness
                                            Mr. Chanwut Sujaritwongsanonta

                                       Signed  [signed]        Witness
                                            Mr. Prajit Liawchavalit

Translator's note:  Passport page, Thai portion only.


[signed]
[illegible]

IMS International Manufacturing Services (Thailand), Ltd.

Translator's note: This page has been signed (illegibly) and sealed by International Manufacturing Services (Thailand), Ltd.

National Identification Card No. 1006 04476 48 4         Code No. 01114667

                                            Name:  Mr. Phichai

                                            Duangthaweesap

                                       Date of Birth:  August 23, 1960
                                       [illegible]2536      [illegible]2542

                                       [illegible]

                                       [illegible]


                                       [illegible]

                                       Department of Administration, Ministry of the Interior
                                       [signed]

This document certifies only the         A true and complete certification
information which the company            must contain the number [illegible]
has provided in order to [illegible]     and seal and signature of the
the law.  The veracity of this           registrar.
information should not be
assumed.

No. CH 2679                              Office of Corporate Registration
                                         Bangkok


                                         Certificate


This is to certify that the named company has registered as a limited corporation according to the Civil and Commercial Code.

Registration No. 65/2538    Date:  January 9, 1995     The following information
appears in the registration documents on the date of issuance of this certificate:

1.  Name of company: IMS International Manufacturing Services (Thailand), Ltd.

2.  The board of the company comprises 6 members, as follows:

      (1)   Mrs. Metaya Warngtay        (2)   Mr. Robert Jillet Mailman
      (3)   Mr. Jean Biad Jee-ong       (4)   Mr. John Larry Smart
      (5)   Mr. Quek Neo Kia            (6)   Mr. Phichai Duangthaweesap

[signed]
[illegible]
IMS International Manufacturing Services (Thailand), Ltd.

3. The total number of, or the names of the board members who can [illegible] the company are as follows:

"Mr. Robert Jillet Mailman has affixed his signature and the seal of the company, or Mr. Quek Neo Kia has affixed his signature together with that of Mr. Phichai Duangthaweesap, and affixed the seal of the company."

4. The registration fee has been fixed in the amount of two hundred eighty four million baht.

5. The headquarters office is located at 719 Sii Phraya Road, Bang Rak Subdistrict, Bang Rak District, Bangkok.

6. The company has 7 objectives, as appear in the copy of the documents attached to this certificate, which documents carry the signature of the registrar who certified the documents and the seal of the Office of Corporate Registration.

Note: This company, at the time of its initial registration, was named "ISM International Manufacturing Services, Ltd." It registered a change of name to "IMS International Manufacturing Services (Thailand), Ltd." on February 7, 1995.

                                                                          [seal]
                                                                February 7, 1995
                                                                       Registrar

Translator's note: This document has been signed (illegibly) and sealed by International Manufacturing Services (Thailand), Ltd.

Registration No. 65/2538                            Form TK. 0401


                      Department of Commercial Registration

                      Certificate of Corporate Registration




                This certificate is issued in order to show that

            IMS International Manufacturing Services (Thailand), Ltd.

   has registered as a corporation according to the Civil and Commercial Code at the Company Registration Office, Bangkok

                     On January [illegible], 199[illegible]

                 Issued this 7th Day of February, 19[illegible]




                                     [seal]

                                    Registrar

Note:  The original name as "IMS International Manufacturing Services, Ltd."

Translator's note: On this and the following chart, only those columns which contain information have been translated. Both documents have been signed (illegibly) and sealed by International Manufacturing Services (Thailand), Ltd.

Name of corporation:              IMS International Manufacturing Services, Ltd.
Shareholders' meeting held:       January [illegible], 1995
Shareholders:                     Thai            661         Price/share:  100
                                  Alien           339
                                  TOTAL         1,000

No. Name/Address                  Citizenship        Occupation         # Shares    Price/     Registered
                                                                          Held      Share      as share-
                                                                                                 holder

13.   Mr. Ruangyot Nasar          Thai               Attorney           1            100         1-5-95
      173/7 Soi Wat Mai
        Phiramthawee
      Isaraphab Road
      Wat Tha Phra Subdistrict
      Bangkok Yai District
      Bangkok


Page 3 of 3     I certify that this is an accurate report, in accordance with the [illegible] registration of stockholders.

                                       (Signed)        Board Member


                                       [signed]
                                       [illegible]

IMS International Manufacturing Services, Limited

Name of corporation:              IMS International Manufacturing Services, Ltd.
Shareholders' meeting held:       January [illegible], 1995
Shareholders:                     Thai            661         Price/share:  100
                                  Alien           339
                                  TOTAL         1,000

No.         Name/Address                  Citizenship      Occupation       # Shares     Price/             Registered
                                                                              Held       Share              as share-
                                                                                                            holder
8.          Mr. Walter T. Omarat          American         Business-        1            100                1-5-95
            12493 Green Meadow Ln.                         person
            Saratoga, CA, 9307 [sic]
            USA

9.          Mr. Robert Mailman            American         Business-        1            100                1-5-95
            14616 Golf Link Drive                          person
            Los Gatos, CA  95030
            USA

10.         Mr. I.B. Jee-ong              South            Business-        1            100                1-5-95
            20634 Nancy Court             Korean           person
            Cupertino, CA  95014
            USA

11.         Mr. Nathan Kaway              American         Business-        1            100                1-5-95
            4969 Borderland Court                          person
            San Jose, CA, 93111
            USA

12.         Mr. J. Larry Smart            American         Business-        1            100                1-5-95
            21245 Comer Drive                              person
            Sarasota, CA, 95070
            USA

13.         Mr. [illegible] H. Stevens    American         Business-        1            100                1-5-95
            30411 Multer Canyon Dr.                        person
            Boulder, CO, 80302
            USA

14.         IMS International             [illegible]      Commerce         333          100                1-5-95
            Manufacturing Services,
            Limited
            211 River Oaks Parkway
            San Jose, CA, USA

Page 3 of 3     I certify that this is an accurate report, in accordance with the [illegible] registration of stockholders.

                [signed]
                [illegible]

International Manufacturing Services, Ltd.

[Thai portion only]

Standard Factory Layout Plan         Laem Chabang Industrial Park
Layout Plan for inclusion with Standard Factory Rental Agreement
Agreement No. 9/2538-NO
Issued:  March 8, 1995
IMS International Manufacturing Services (Thailand), Ltd.
Standard Factory No. 17/3
Area:  1,500 square meters